Accrued Expenses and Other Current Liabilities (Details) - Schedule of accrued expenses and other current liabilities - USD ($)		Dec. 31, 2022	Dec. 31, 2021
Schedule Of Accrued Expenses And Other Current Liabilities [Abstract]
Provision for professional fees		$ 959,654	$ 1,169,156
Government authorities	[1]	1,211,885	921,726
Grants received in advance		243,956	526,578
Provision for legal claims		43,477	49,195
Other		118,739	116,233
Total accrued expenses and other current liabilities		$ 2,577,711	$ 2,782,888

[1]	Such amount for both December 31, 2022 and 2021 contains primarily liability to the IIA. See Note 3 for additional information. The remainder of the liability towards the IIA as of December 31, 2021 is presented in a separate line item within the non-current liabilities according to the related settlement. See Note 9.a.1. for additional information.